AMENDMENT
TO ERAN DANINO EMPLOYMENT AGREEMENT AS OF MARCH 2014

Whereas: An Employment Agreement was made effective ***February 22, 2014*** (the "Agreement") by and between Omega Capital Street, an Limited Liability Company located at 701 Brickell Ave Suite 1650 Miami, FL 33131 organized under the laws of the State of Wyoming (hereinafter referred to as "Employer" or "Company") and Eran Danino (hereinafter referred to as "Employee")

Whereas: Omega Commercial Finance Corporation is the parent company of Omega Capital Street;

Whereas: The Board of Directors of Omega Commercial Finance Corporation herby promotes Eran Danino to Chief Executive Officer & President of Omega Capital Street effective immediately.

Whereas: The CEO and President shall receive a stock incentive bonus and cash compensation determined monthly by Eran Danino pursuant to the final approval by Jon S. Cummings IV Chairman of Omega Commercial Finance Corporation.

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the Effective Date first written above.

OMEGA COMMERCIAL FINANCE

Signature: ______________________
Jon S. Cummings IV, Chairman

Date: 3/4/14

EMPLOYER

Omega Capital Street LLC

By: ______________________
Eran Danino CEO& President

Date: March 4, 2014